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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No.33-54831) of WHX Corporation of our report dated February 9, 1996, except for Note Q which is as of February 26, 1996, appearing on page 20 of this Form 10-K.

Price Waterhouse LLP
Pittsburgh, Pennsylvania
March 1, 1996